Investor Presentation Fourth Quarter 2020 Dennis G. Shaffer - President & Chief Executive Officer Richard J. Dutton - Senior Vice President, Chief Operating Officer NASDAQ: CIVB Exhibit 99.1

Forward-Looking Statements. This presentation may contain forward-looking statements within the meaning of such term in federal securities law. Forward-looking statements express management’s current expectations, forecasts of future events or long-term goals, and may be based upon beliefs, expectations and assumptions of the Company’s management are generally identifiable by the use of words such as “believe,” “expect,” “anticipate,” “plan,” “intend,” “estimate,” “may,” “will,” “would,” “could,” “should” or other similar expressions. All statements in this material speak only as of the date they are made, and we undertake no obligation to update any statement. A number of factor, many of which are beyond the ability of the Company to control or predict, could cause the actual results to differ materially from those in its forward-looking statements. Additional information regarding such risks can be found in public documents on file with the SEC, including those risks identified in “Item 1A. Risk Factors” of Part I of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, and any additional risks identified in the Company’s subsequent Form 10-Qs. These risks and uncertainties should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements. Use of Non-GAAP Financial Measures. This presentation contains certain financial information determined by methods other than in accordance with accounting principals generally accepted in the United States (“GAAP”). These non-GAAP financial measures include “Tangible Book Value per Share” , “Tangible Common Equity to Tangible Assets” and “Efficiency Ratio”. The Company believes that these non-GAAP financial measures provide both management and investors a more complete understanding of the Company’s profitability. These non-GAAP financial measures are supplemental and are not a substitute for any analysis based on GAAP Measures. Not all companies use the same calculation of these measures; therefore this presentation may not be comparable to other similarly titled measures as presented by other companies. Reconciliations of these non-GAAP measures are provided in the Appendix section of this presentation.

Contact Information Civista Bancshares, Inc.’s common shares are traded on the NASDAQ Capital Market under the symbol “CIVB.” Additional information can be found at: www.civb.com Dennis G Shaffer President & Chief Executive Officer dgshaffer@civb.com Telephone: 888.645.4121

Corporate Overview Bank founded in 1884 9th Largest Publicly Traded Commercial Bank Headquartered in Ohio Community Banking Focused Operations in 12 Ohio, 2 Indiana and 1 Kentucky Counties 35 Branches & 2 Loan Production Offices Operations in the 5 largest Ohio MSAs Strong Core Deposit Franchise Franchise Poised for Acquisitions and Organic Growth Full-Service Banking Organization with Diversified Revenue Streams Commercial Banking Retail Banking Wealth Management Mortgage Banking Tax Refund Processing

Investment Highlights Community bank franchise in growth markets with an established operating model Gather attractive low-cost deposits (33 bps total cost of deposits) Generate loans in select growing markets (operations in the 5 largest MSAs in Ohio) Strong capital position Disciplined underwriting verified with strong credit quality metrics Nonaccrual and 90 days Past Due (excluding PCI1) to Gross Loans of 0.34% as of 12/31/2020 Experienced management team with a deep bench Noninterest income enhanced by multiple revenue streams Continued strong returns in 2020 Use of LPOs to extend our reach (Westlake, OH and Fort Mitchell, KY) Member Russell 2000 index Source: Company Management and SNL Financial. 1PCI – purchased credit impaired loans.

Branch Footprint Headquartered in Sandusky, Ohio 35 branches & 2 LPOs (Ohio, Indiana and Kentucky) 474 Employees

Markets Source: S&P Global Market Intelligence, FDIC. Deposit market share information as of June 30, 2020. Sandusky/Norwalk/Port Clinton, Ohio 9 Locations $425 million in loans $872 million in deposits #1 deposit market share in Sandusky, Ohio with ~51% market share Cleveland/Akron, Ohio 3 Locations $625 million in loans $121 million in deposits North Central, Ohio 7 Locations $70 million in loans $209 million in deposits ~34% deposit market share in our markets Columbus & West Central, Ohio 6 Locations $407 million in loans $297 million in deposits 23% deposit market share in the rural markets Greater Dayton, Ohio 3 Locations $145 million in loans $106 million in deposits Southeastern Indiana/Cincinnati, Ohio 9 Locations $386 million in loans $584 million in deposits ~43% deposit market share in our markets

Experienced Management Team Dennis G. Shaffer SVP & Chief Operating Officer 35 years of banking experience Joined in 2007 Richard J. Dutton SVP & Chief Lending Officer 32 years of banking experience Joined in 2016 Charles A. Parcher SVP & General Counsel 17 years of banking experience Joined in 2018 Lance A. Morrison SVP & Controller 32 years of banking experience Joined in 1988 Todd A. Michel SVP & Chief Risk Officer 25 years of banking experience Joined in 2013 John A. Betts SVP & Chief Credit Officer 35 years of banking experience Joined in 2010 Paul J. Stark Donna M. Jaskolski SVP & Customer Experience Officer 18 years of banking experience Joined in 2017 CEO & President President, Civista Bank 35 years of banking experience Joined in 2009

Financial Highlights Source: Company Management and SNL Financial. 1. December 31, 2020 includes $217.3 million of PPP loans . 2. Non-GAAP reconciliation on page 25.

Increasing Shareholder Value Source: Company management and SNL Financial. 1 Non-GAAP reconciliation on page 25 2 Page 27 shows 2018 ratios adjusted for merger related expenses Tangible Book Value per Share1 Diluted EPS2

Proven Acquirer & Attractive Organic Growth Source: Company Management and SNL Financial. 1. 2020 includes $217.3 million of PPP loans Completed 3 acquisitions since 2007, including the acquisition of United Community Bancorp, which closed September 14, 2018 Expanded commercial loan growth in Columbus, Cleveland, Akron, Dayton and Cincinnati markets Since year-end 2013, loan portfolios in these markets have increased from $276 million to $1.1 billion1 through December 31, 2020 Low cost, locally generated deposit base Total Asset CAGR 16.0%, Total Gross Loan CAGR 15.5%, Total Deposit CAGR 15.8% Total Assets $ in millions Total Gross Loans2 $ in millions Total Deposits $ in millions

1 excluding $217.3 million of PPP loans Deposit Mix Total Deposits: $2.2 billion 2020 Total Cost of Deposits: 0.33% 33% Noninterest Bearing Demand Deposits split between Commercial (71%) and Retail (29%) 2020 Loan/Deposit Ratio: 95.5%1

1. Hotel, Restaurant, Entertainment, Retail, Industrial and Office Percentages net of PPP loans of $217.3 million Loan Mix Total Gross Loans: $2.1 billion 2020 Average Loan Yield: 4.49% Diversified CRE Portfolio1 No Big Box Retail or Energy Exposure Hotel (7%), Restaurant (2%), Entertainment (3%), Retail (19%), Industrial (9%), Office (5%) CRE to RBC ratio: 318.7%

Source: Company Management and SNL Financial. 2020 Peer data as of 12/31/2020, or the latest available date. Note: Comparable peers include public banks $1-$4B in Ohio and +/- 40% CIVB’s asset size in contiguous states. Total Cost of Deposits (%) Yield on Loans (%)

Peer Leading FTE NIM Source: SNL Financial. 2020 peer data as of 12/31/2020, or the latest available date. Note: Comparable peers include public banks $1-$4B in Ohio and +/- 40% CIVB’s asset size in contiguous states.

Operating Efficiencies Source: Company Management. 1Page 26 shows 2018 ratios adjusted for merger related expenses Fee income platform Service charges on deposit accounts were $5.3 million YTD 2020 and $6.4 million YTD 2019 Mortgage Banking Gain on sale of loans, primarily mortgage loans, was $8.6 million YTD 2020 and $2.7 million YTD 2019 Swap fee income Swap fee income was $1.5 million YTD 2020 and $516 thousand YTD 2019 Tax Refund Processing Platform $2.4 million YTD 2020 and $2.8 million YTD 2019 Continued disciplined approach to controlling noninterest expense Near-term focus on review of branch network Identified efficiencies invested to enhance digital offerings Efficiency Ratio1 Noninterest Income by Category $ in millions

Leveraging Technology Enhance utilization of technology to leverage efficiency and improve internal and external customer experience Curbside banking Workflow and electronic storage E-Sign Digital Transformation – anticipated rollout Q2 2021 Retail Commercial Improved in-branch and online account opening and online access Enhanced fraud monitoring and data protection

Source: Company Management and SNL Financial. 1 Excluding PCI (purchased credit impaired loans). Strong Asset Quality Reserves / NPLs NCOs / Average Loans Loan Loss Reserves / Gross Loans NPAs & 90+PD / Assets Loan Loss Reserves / Gross Loans Nonaccrual & 90 days Past Due1 / Gross Loans

Profitability & Returns Analysis Source: Company Management and SNL Financial. Page 27 shows 2018 ratios adjusted for merger related expenses Diluted Earnings per Share1 ROAE1 ROAA1 Net Income Available to Common Shareholders1

Strong Capital Position 1 TCE Non-GAAP reconciliation on page 25 2 Page 27 shows 2018 ratios adjusted for merger related expenses Successfully raised $32.8 million of capital (issued 1,610,000 shares) in February 2017 Additional $104.7 million of capital (issued 4,277,430 shares) related to UCB merger in September 2018 Successfully redeemed outstanding preferred shares effective December 20, 2019 Authorized $13.5 million stock repurchase plan on April 21, 2020. At December 31, 2020, $11.5 million remains. Beginning in Q3 2019, through Q4 2020, 1,015,147 shares have been repurchased for approximately $17.3 million at a weighted average price of $17.01 Increased the quarterly common dividend to $0.12 in first quarter 2020.

Source: Company Management and SNL Financial. Operating Results

Compelling Investment Opportunity Community bank franchise poised for acquisitions and strong core deposit franchise Strong capital position Strong credit culture and asset quality Proven acquirer of choice Completed 3 acquisitions since 2007, including the acquisition of United Community Bancorp, which closed September 14, 2018 Peer leading NIM Experienced management team with an average of 28 years in banking Strategically positioned in attractive Ohio lending markets funded by low cost deposit with operations in the 5 largest Ohio MSAs Demonstrated strong profitability from 2015 to 2020 Net Income CAGR: 23.6% TBV / Share CAGR: 12.3% LTM EPS CAGR: 11.3%

SBA Paycheck Protection Program Originated $259.1 million in PPP Round 1 Provided assistance to more than 2,300 businesses and their over 36,000 employees Over 2,300 loans, average loan size ~$110K Over 50% of PPP loans fall within Restaurants, Healthcare, Manufacturing and Construction As of 12/31/2020 $41.8 million PPP loans have been forgiven or paid off. We have recognized $4.7 million in fees with $5.2 million remaining to be earned Currently participating in PPP Round 2 At 2/8/2021 received 1,044 applications Funded 596 loans for $71.4 million

1 PPP loans for December 31, 2020 totaled $217,295,472 COVID 19 Deferrals During 2020, Civista modified a total of 813 loans totaling $431.1 million, primarily consisting of the deferral of principal and/or interest payments, under the provisions of the CARES Act. As of December 31, 2020, loans that remain on a CARES Act modification total $73.8 million.

Non-GAAP Reconciliation

Non-GAAP Reconciliation

Non-GAAP Reconciliation

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